                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1
                                       To

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 2000
                               ------------------


                        SYBRON INTERNATIONAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                       1-11091               22-2849508
         ---------                       -------               ----------
(State or other jurisdiction         (Commission File       (I.R.S. Employer
  of incorporation)                  Number)                Identification No.)



                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                           ---------------------------
               (Address of principal executive offices) (Zip Code)

                                 (414) 274-6600
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

         This amendment is filed to correct an error in the pro forma income tax provisions for Sybron International Corporation ("Sybron International" or the "Company") and the portion of the Sybron International consolidated income tax provision applicable to SDS Holding Co., to be renamed Sybron Dental Specialties, Inc. ("SDS"), which affects financial information provided by the Company in connection with its planned spin off of SDS. The correction has no impact on the Company's consolidated, historical financial statements. The error affects the Company's pro forma financial statements previously filed in our Form 8-K dated September 22, 2000, and the Company is making this filing to correct the pro forma unaudited statements of income for the year ended September 30, 1999 and the nine months ended June 30, 2000, and the related pro forma June 30, 2000 balance sheet. The correction represents a reduction in the pro forma income taxes for Sybron International and, therefore, an increase in the pro forma net income for the periods presented. The error also affects SDS's preliminary financial information previously filed on Form 10 via EDGAR on August 8, 2000. This information will be restated in an amendment to the Form 10 prior to its becoming effective. The correction represents an increase in taxes for SDS and, therefore, a decrease in net income for the periods presented.

         Item 5 of the September 22 8-K is amended as follows:

ITEM 5. OTHER EVENTS.


         On April 24, 2000, Sybron International announced its intention to spin off its dental business as a separate publicly traded company. The spin-off will be effected by way of a pro rata dividend of the stock of SDS Holding Co. to the Company's shareholders (the "Distribution"). SDS Holding Co. is a newly organized Delaware subsidiary of the Company which will be renamed Sybron Dental Specialties, Inc. ("SDS") in connection with the Distribution. SDS will own and operate all of our dental group businesses, including those operated by the subsidiary currently named Sybron Dental Specialties, Inc. This subsidiary will be renamed Sybron Dental Management, Inc. ("SDM") in connection with the Distribution, and will become a wholly owned subsidiary of SDS. Following the Distribution, our shareholders will own shares of both Sybron International and SDS. SDS will then be an independent public company operating the dental business, which consists of Sybron International's Professional Dental, Orthodontics and Infection Control Products business segments (the "Dental Business"). Sybron International will continue to operate the Company's laboratory business, which is composed of Sybron International's Labware and Life Sciences, Clinical and Industrial, Diagnostics and Microbiology, and Laboratory Equipment business segments (the "Laboratory Business"). As an independent public company, SDS's stock is expected to trade on the New York Stock Exchange ("NYSE") under the symbol "SYD". As previously announced, Sybron International intends to change its name to Apogent Technologies Inc. in connection with the Distribution. The name change requires shareholder approval, which the Company will seek at its 2001 annual meeting. The Company will, however, begin doing business as "Apogent Technologies", and expects its stock to trade on the NYSE under the symbol "AOT" (instead of its present symbol "SYB") when the Company's stock becomes elligible for trading separately from SDS stock in connection with the Distribution.

         The Distribution is subject to a number of conditions, including (i) receipt by the Company of a favorable ruling from the Internal Revenue Service concerning the tax-free nature of the Distribution, (ii) appropriate stock market conditions for the Distribution, (iii) obtaining adequate financing for Sybron International and SDS as independent companies, (iv) completion of certain internal restructuring steps, including the transfer of SDM and its dental businesses to SDS, (v) receipt of approval to list SDS's common stock on the NYSE, (vi) approval by Sybron International's board of directors of the final terms of the Distribution, and the formal declaration of the Distribution, and (vii) effectiveness of a registration statement on Form 10 registering the stock of SDS under the Securities Exchange Act of 1934, including an information statement that would be sent to the Company's shareholders in connection with the Distribution.

         The Company plans to obtain its financing separately from SDS by refinancing its current credit facilities. The Company must complete the refinancing (referred to herein as the "Refinancing") prior to or simultaneously with the Distribution.

         Immediately prior to the Distribution, SDM will pay a dividend (the "Dividend") to Sybron International which will be used to settle all intercompany loans and advances and to reflect an allocation of bank debt to SDS. The allocation of bank debt to SDS is currently expected to be approximately $375 million, but the actual amount allocated at the time of the Distribution may be different depending on certain factors including, but not limited to, SDS's equity at the time of the Distribution.

         The following pro forma data gives effect to (1) the Distribution, (2) the Refinancing and (3) the Dividend.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated statements of income for fiscal 1999 and the nine months ended June 30, 2000 give effect to the Distribution, Refinancing and Dividend as if they had occurred on the first day of the period being referenced. The unaudited pro forma consolidated balance sheet data give effect to the Distribution, Refinancing and Dividend as if they had occurred on June 30, 2000.

         The unaudited pro forma consolidated financial statements have been derived from the historical consolidated financial statements of Sybron International. The pro forma adjustments, as described in the notes that follow, are based upon available information and upon certain assumptions that management believes are reasonable. This information should be read in conjunction with Sybron International's consolidated financial statements contained in the Company's 1999 Annual Report on Form 10-K. The unaudited pro forma consolidated financial statements are included for comparative purposes only and do not purport to be indicative of the results of Sybron International in the future or what the financial position and results of operations would have been had Sybron International operated without the Dental Business during the periods shown.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                        PRO FORMA ADJUSTMENTS
                                                                                        ---------------------
                                                                                   ELIMINATION OF
                                                                                   THE DENTAL                         PRO FORMA
                                                                     HISTORICAL    BUSINESS (a)(k)      OTHER          1999 (k)
                                                                     ----------    ---------------      -----         ---------


Net sales ........................................................ $ 1,103,213    $  (388,176)   $        --       $   715,037
Cost of sales:
  Cost of product sold ...........................................     534,059       (162,448)           917(b)        372,528
  Depreciation of purchase accounting adjustments ................         659           (108)            --               551
                                                                   -----------    -----------    -----------       -----------
Total cost of sales ..............................................     534,718       (162,556)           917           373,079
                                                                   -----------    -----------    -----------       -----------
Gross profit .....................................................     568,495       (225,620)          (917)          341,958
                                                                   -----------    -----------    -----------       -----------
Selling, general and administrative expenses .....................     270,304       (118,193)        (4,228)(c)       147,883
Sybron International charges .....................................          --         (4,228)         4,228 (c)            --
Merger, transaction and integration expenses .....................       2,569         (2,569)            --                --
Restructuring charge .............................................        (932)         1,177             --               245
Depreciation and amortization of purchase accounting adjustments..      32,205         (7,501)            --            24,704
                                                                   -----------    -----------    -----------       -----------
Total selling, general and administrative expenses ...............     304,146       (131,314)            --           172,832
                                                                   -----------    -----------    -----------       -----------
Operating income .................................................     264,349        (94,306)          (917)          169,126
                                                                   -----------    -----------    -----------       -----------
Other income (expense):
  Interest expense ...............................................     (57,147)        17,074            504 (d)       (39,569)
  Interest income: Sybron International ..........................          --         (1,151)         1,151 (e)            --
  Amortization of deferred financing fees ........................        (378)           154           (226)(f)          (450)
  Other, net .....................................................        (371)            85             --              (286)
                                                                   -----------    -----------    -----------       -----------
Income from continuing operations  before income taxes ...........     206,453        (78,144)           512           128,821
Income taxes .....................................................      81,198        (30,850)           205 (g)        50,553
                                                                   -----------    -----------    -----------       -----------
Income from continuing operations ................................     125,255        (47,294)           307            78,268
                                                                   ===========    ===========    ===========       ===========

Basic earnings per share ......................................... $      1.21                                     $       .76
                                                                   ===========                                     ===========
Diluted earnings per share ....................................... $      1.18                                     $       .74
                                                                   ===========                                     ===========

Basic shares outstanding .........................................     103,412            --              --           103,412
Effect of assumed conversion of employee stock options ...........       3,158          (930)(h)          --             2,228
                                                                   -----------    ----------     -----------       -----------
Diluted shares outstanding .......................................     106,570          (930)             --           105,640
                                                                   ===========    ==========     ===========       ===========


See accompanying notes to pro forma consolidated financial statements.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE NINE MONTHS ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                   PRO FORMA ADJUSTMENTS
                                                                                   ---------------------
                                                                               ELIMINATION OF
                                                                               ---------------
                                                                               THE DENTAL                    PRO FORMA
                                                                               -----------                   JUNE 30,
                                                                   HISTORICAL  BUSINESS(a)(k)   OTHER        2000 (k)
                                                                   ----------  --------------   -----        --------
Net sales ........................................................ $ 941,651    $(306,665)    $      --    $   634,986
Cost of sales:
  Cost of product sold ...........................................   450,058     (128,133)           --        321,925
  Depreciation of purchase accounting adjustments ................       476          (80)           --            396
                                                                   ---------    ---------     ---------    -----------
Total cost of sales ..............................................   450,534     (128,213)           --        322,321
                                                                   ---------    ---------     ---------    -----------
Gross profit .....................................................   491,117     (178,452)                     312,665
                                                                   ---------    ---------     ---------    -----------
Selling, general and administrative expenses .....................   231,333      (92,542)       (2,936)(c)    135,855
Sybron International charges .....................................        --       (2,936)        2,936 (c)         --
Depreciation and amortization of purchase accounting adjustments..    32,838       (6,260)           --         26,578
                                                                   ---------    ---------     ---------    -----------
Total selling, general and administrative expenses ...............   264,171     (101,738)           --        162,433
                                                                   ---------    ---------     ---------    -----------
Operating income .................................................   226,946      (76,714)           --        150,232
                                                                   ---------    ---------     ---------    -----------
Other income (expense):
  Interest expense ...............................................   (54,951)      18,800           504 (d)    (35,647)
  Interest income: Sybron International ..........................        --         (564)          564 (e)         --
  Amortization of deferred financing fees ........................      (608)         210           (61)(f)       (459)
  Other, net .....................................................     1,417         (240)           --          1,177
                                                                   ---------    ---------     ---------    -----------
Income from continuing operations before income taxes ............   172,804      (58,508)        1,007        115,303
Income taxes .....................................................    68,187      (23,635)          403 (g)     44,955
                                                                   ---------    ---------     ---------    -----------
Income from continuing operations ................................   104,617      (34,873)          604         70,348
                                                                   =========    =========     =========    ===========

Basic earnings per share ......................................... $    1.00                               $       .67
                                                                   =========                               ===========
Diluted earnings per share........................................ $     .98                               $       .66
                                                                   =========                               ===========

Basic shares outstanding..........................................   104,363           --                      104,363
Effect of assumed conversion of employee stock options............     2,589         (578)(h)                    2,011
                                                                   ---------    ---------                   ----------
Diluted shares outstanding........................................   106,952         (578)                     106,374
                                                                   =========    ==========                  ==========


See accompanying notes to pro forma consolidated financial statements.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                      PRO FORMA ADJUSTMENTS
                                                                                      ---------------------
                                                                                    ELIMINATION OF
                                                                                    --------------
                                                                                      THE DENTAL
                                                                                      ----------                        PRO FORMA
                                                                     HISTORICAL       BUSINESS(a)           OTHER     JUNE 30, 2000
                                                                     ----------       -----------           -----     -------------
Current assets:
  Cash and cash equivalents ..................................       $   17,901       $   (5,672)       $       --     $   12,229
  Accounts receivable, net ...................................          236,397          (75,451)               --        160,946
  Inventories ................................................          231,419          (84,128)               --        147,291
  Deferred income taxes ......................................           24,999           (4,638)               --         20,361
  Prepaid expenses and other current assets ..................           26,452           (8,999)               --         17,453
                                                                     ----------       ----------        ----------     ----------
          Total current assets ...............................          537,168         (178,888)               --        358,280
                                                                     ----------       ----------        ----------     ----------
Available for sale security ..................................           52,150               --                --         52,150
Advances to Sybron International .............................               --         (112,951)          112,951(i)          --
Property, plant and equipment, net ...........................          255,657          (52,518)               --        203,139
Intangible assets ............................................        1,155,009         (221,277)               --        933,732
Deferred income taxes ........................................           12,602           (5,200)               --          7,402
Other assets .................................................           10,661           (6,359)               --          4,302
                                                                     ----------       ----------        ----------     ----------
          Total assets .......................................       $2,023,247         (577,193)       $  112,951     $1,559,005
                                                                     ==========       ==========        ==========     ==========


Current liabilities:
  Accounts payable ...........................................       $   52,349           (8,751)       $       --     $   43,598
  Current portion of long-term debt ..........................            4,118             (634)             (450)(i)      3,034
  Income taxes payable .......................................           21,679           (4,217)               --         17,462
  Accrued payroll and employee benefits ......................           44,261          (14,742)               --         29,519
  Deferred income taxes ......................................            3,819           (3,342)               --            477
  Other current liabilities ..................................           31,984           (8,070)               --         23,914
                                                                     ----------       ----------        ----------     ----------
          Total current liabilities ..........................          158,210          (39,756)             (450)       118,004
                                                                     ----------       ----------        ----------     ----------
Long-term debt ...............................................          972,418         (308,937)          (73,478)       590,003
Securities lending agreement .................................           52,150               --                --         52,150
Deferred income taxes ........................................           98,145          (14,525)               --         83,620
Other liabilities ............................................            9,532           (8,563)               --            969
Commitments and contingent liabilities

  Shareholders' equity .......................................          732,792         (205,412)          186,879(i)     714,259
                                                                     ----------       ----------        ----------     ----------
          Total liabilities and shareholders' equity .........       $2,023,247         (577,193)       $  112,951     $1,559,005
                                                                     ==========       ==========        ==========     ==========

     See accompanying notes to pro forma consolidated financial statements.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(a)      Reflects the Distribution.

(b) Reflects an adjustment to the historical cost of sales for the effect of capitalizing variances in inventories in 1999 and expensing such variances in prior years. Amounts were recorded in the separate financial statements of Sybron Dental Specialties, Inc. and Affiliates but not in the Sybron International financial statements due to immateriality.

(c) To remove the allocation of corporate expenses that were previously incurred on behalf of and charged to the Dental Business. Expense reductions from the elimination of the expenses incurred on behalf of the Dental Business are expected to approximately equal the amounts historically charged to the Dental Business.

(d) To record interest expense savings on the funds assumed to be borrowed after the Distribution. In the historical periods ended September 30, 1999 and June 30, 2000, interest was allocated to the Dental Business based upon borrowings by the subsidiaries under the Company's credit facilities. In connection with the Distribution, the debt of Sybron International (inclusive of debt previously allocated to the Dental Business) is expected to decrease by $382,415 at both September 30, 1999 and June 30, 2000, respectively, as a result of the Dividend. Weighted-average interest rates for the Refinancing were assumed to be 7.9% in both fiscal 1999 and the nine months ended June 30, 2000. These rates are estimates, but actual rates ultimately paid by Sybron International may be different and will depend on a number of factors. These factors include market conditions at the time of the Distribution and thereafter, the Company's credit profile, the type of financing employed by the Company, and the Company's financial performance. Pro forma weighted average bank debt at Sybron International for the year ended September 30, 1999 and the nine-month period ended June 30, 2000 was $412.4 million and $552.0 million, respectively. The following table reflects the effect on the pro forma combined statements of income of an increase or decrease of 10% from the current estimated interest rates on an annualized basis.

                                                                                         Year ended          Nine months
                                                                                      September 30, 1999  ended June 30, 2000
                                                                                      ------------------  -------------------
                                                                                         (In thousands, except share data)
                   Change in income from continuing operations before taxes                  $3,258              $3,270
                                                                                             ======              ======
                   Change in income from continuing operations                               $1,954              $1,962
                                                                                             ======              ======
                   Change in pro forma diluted earnings per share
                    from continuing operations                                               $  .02              $  .02
                                                                                             ======              ======


(e)      To eliminate intercompany interest paid to the Dental Business.

(f) To record increase in deferred financing fees as a result of the Refinancing.

(g)      To record income tax expenses or benefits relating to (b), (c), (d),
         (e) and (f) above.

(h)      To reflect common stock equivalents attributable to SDS.

         (i) To record the Dividend from the Dental Business to Sybron International, anticipated to aggregate $186.9 million, which will be applied to settle all intercompany loans and advances, and to allocate to the Dental Business $375.0 million of Sybron International's bank debt, as follows:

                                                            Pro Forma
                                                            ---------
                                             Historical   Adjustments  Pro Forma
                                             ----------   -----------  ---------
                                                        ( In thousands)
Current portion of bank term loan             $     450   $    (450)   $      --
Other current debt                                3,668        (634)       3,034
                                              ---------   ---------    ---------
Total current portion of long-term debt           4,118      (1,084)       3,034
                                              =========   =========    =========
Long term portion of bank term loan           $ 569,891   $(569,891)   $      --
Revolving bank credit facility                  352,000    (352,000)          --
New credit facility                                  --     550,579      550,579
Other long-term debt                             50,527     (11,103)      39,424
                                              ---------   ---------    ---------
Total long-term debt                          $ 972,418   $(382,415)   $ 590,003
                                              =========   =========    =========

         Although the bank debt allocated to the Dental Business is currently expected to be approximately $375 million, the actual amount allocated at the time of the Distribution may be different depending on certain factors including, but not limited to, the Dental Business's equity at the time of the Distribution.

         (j) In connection with the Distribution, Sybron estimates fees and expenses not included in these pro forma financial statements to approximate $6.0 million.

         (k) This financial information contains the correction of errors associated with the calculation of income tax expense in the year ended September 30, 1999 and the nine-months ended June 30, 2000. Subsequent to the issuance of this financial information, an error was discovered in the calculation of the portion of consolidated income taxes attributable to SDS and to Apogent. There is no effect on the consolidated financial statements of Sybron International Corporation. As a result of this error, we have restated the following:

         1. The pro forma consolidated statement of income for the year ended September 30, 1999, (in thousands):


AS ORIGINALLY REPORTED:                                    PRO FORMA ADJUSTMENTS
                                                           ---------------------
                                                         ELIMINATION OF
                                                         THE DENTAL                       PRO FORMA
                                           HISTORICAL    BUSINESS(a)         OTHER          1999
                                           ----------    -----------        -------      ---------
Income taxes ..........................        81,198        (28,370)           205(g)      53,033
                                           ----------    -----------        -------      ---------
Income from continuing operations .....       125,255        (49,774)           307         75,788
                                           ==========    ===========        =======      =========

Basic earnings per share ............      $     1.21                                    $     .73
                                           ==========                                    =========
Diluted earnings per share ..........      $     1.18                                    $     .72
                                           ==========                                    =========



RESTATED:                                                PRO FORMA ADJUSTMENTS
                                                         ---------------------
                                                         ELIMINATION OF
                                                         THE DENTAL                       PRO FORMA
                                           HISTORICAL    BUSINESS (a)        OTHER          1999
                                           ----------    ------------       -------      --------
Income taxes .........................         81,198        (30,850)           205(g)      50,553
                                           ----------    ------------        ------      ---------
Income from continuing operations ....        125,255        (47,294)           307         78,268
                                           ==========    ============        ======      =========

Basic earnings per share .............     $     1.21                                    $     .76
                                           ==========                                    =========
Diluted earnings per share ...........     $     1.18                                    $     .74
                                           ==========                                    =========



         2. The pro forma consolidated statement of income for the nine-months ended June 30, 2000, (in thousands):


AS ORIGINALLY REPORTED:                                                                PRO FORMA ADJUSTMENTS
                                                                                       ---------------------
                                                                                   ELIMINATION OF
                                                                                   THE DENTAL                         PRO FORMA
                                                              HISTORICAL           BUSINESS (a)          OTHER          1999
                                                              ----------           -------------      ----------      ---------
Income taxes .........................................            68,187                 (21,557)            452 (g)     47,082
                                                              ----------           -------------      ----------      ---------
Income from continuing operations ....................           104,617                 (36,951)            677         68,343
                                                              ==========           =============      ==========      =========

Basic earnings per share .............................        $     1.00                                              $     .65
                                                              ==========                                              =========
Diluted earnings per share ...........................        $      .98                                              $     .64
                                                              ==========                                              =========



RESTATED:                                                                              PRO FORMA ADJUSTMENTS
                                                                                       ---------------------
                                                                                   ELIMINATION OF
                                                                                   THE DENTAL                         PRO FORMA
                                                              HISTORICAL           BUSINESS (a)         OTHER            1999
                                                              ----------           ------------       ----------      ---------
Income taxes .........................................            68,187                 (23,635)            403(g)      44,955
                                                              ----------           -------------      ----------      ---------
Income from continuing operations ....................           104,617                 (34,873)            604         70,348
                                                              ==========           =============      ==========      =========

Basic earnings per share .............................        $     1.00                                              $     .67
                                                              ==========                                              =========
Diluted earnings per share ...........................        $      .98                                              $     .66
                                                              ==========                                              =========


         3. The pro forma consolidated balance sheet at June 30, 2000, (in thousands):

                                                                                          PRO FORMA ADJUSTMENTS
                                                                                          ---------------------
                                                                                        ELIMINATION OF
                                                                                        --------------
                                                                                         THE DENTAL
                                                                                         ----------                     PRO FORMA
                                                                         HISTORICAL     BUSINESS(a)       OTHER       JUNE 30, 2000
                                                                        -----------     -----------    -----------    -------------
AS ORIGINALLY REPORTED:
       Assets:
  Long term deferred income taxes.................                           12,602         (3,394)           --            9,208
  Total assets....................................                      $ 2,023,247       (586,692)    $   124,256    $ 1,560,811
                                                                        ===========    ===========     ===========    ===========
       Liabilities:
  Current deferred income taxes...................                            3,819         (3,470)           --              349
  Total current liabilities.......................                          158,210        (39,884)           (450)       117,876
                                                                        -----------    -----------     -----------    -----------
       Shareholders' equity.......................                          732,792       (214,783)        198,184 (i)    716,193
                                                                        -----------    -----------     -----------    -----------
  Total liabilities and shareholders' equity......                      $ 2,023,247       (586,692)    $   124,256    $ 1,560,811
                                                                        ===========    ===========     ===========    ===========


                                                                                          PRO FORMA ADJUSTMENTS
                                                                                          ---------------------
                                                                                        ELIMINATION OF
                                                                                        --------------
                                                                                          THE DENTAL
                                                                                          ----------                   PRO FORMA
RESTATED:                                                                HISTORICAL      BUSINESS(a)      OTHER       JUNE 30, 2000
                                                                        -----------      -----------   -----------    -------------
       Assets:
  Deferred income taxes...........................                           12,602         (5,200)           --            7,402
  Total assets....................................                      $ 2,023,247       (577,193)    $   112,951    $ 1,559,005
                                                                        ===========    ============    ===========    ===========
       Liabilities:
  Deferred income taxes...........................                            3,819         (3,342)           --              477
  Total current liabilities.......................                          158,210        (39,756)           (450)       118,004
                                                                        -----------    -----------     -----------    -----------
       Shareholders' equity.......................                          732,792       (205,412)        186,879 (i)    714,259
                                                                        -----------    -----------     -----------   ------------
   Total liabilities and shareholders' equity.....                      $ 2,023,247       (577,193)    $   112,951    $ 1,559,005
                                                                        ===========    ===========     ===========    ===========

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SYBRON INTERNATIONAL CORPORATION


Date:  October 10, 2000             By:  /s/Dennis Brown
                                         ---------------------------------------
                                                 Dennis Brown
                                                 Vice President - Finance, Chief
                                                 Financial Officer & Treasurer